UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 23, 2007

Palace Entertainment Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	20-4503577
(State of incorporation)	(I.R.S. Employer Identification No.)

4590 MacArthur Boulevard, Suite 400
Newport Beach, California 92660	(949) 797-9700
(Address of Principal Executive Offices, including Zip Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 230.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement

On August 23, 2007, Palace Holdings Group, LLC (“Holdings”), which is primarily owned by MidOcean Partners, LP (“MidOcean”), a New York and London based private equity firm, entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) to sell all of the issued and outstanding shares of Palace Entertainment Holdings, Inc. (the “Company”), a Delaware corporation, to Centaur Holdings United States, Inc. (the “Purchaser”), a Delaware corporation and affiliate of Parques Reunidos, S.A., which is primarily owned by Candover Partners Limited, a United Kingdom based private equity firm) for an aggregate purchase price of approximately $330 million, plus cash and less the amount of the Company’s outstanding indebtedness as of July 31, 2007.

The Company owns Festival Fun Parks, LLC, a Delaware limited liability company (“FFP”), which operates 33 amusement and water parks in eight states in the United States.  Parques Reunidos is the second largest European operator of Leisure Parks and the seventh in the world, with 28 parks in 8 countries and 12 million visitors per year.

In connection with the acquisition of FFP by the Company on April 12, 2006, FFP issued $150,000,000 of 10 7/8% Senior Notes, Series A, due April 12, 2014 (the “Notes”), which are fully and unconditionally guaranteed by the Company.   Under the terms of the Stock Purchase Agreement, the Notes will remain in place following the closing of the proposed transaction.  However, under the terms of the indenture governing the Notes, the Company will be required to notify holders of the Notes of the change in control of the Company within 30 days following the closing, and such holders will have the option to cause the Company to repurchase their Notes at 101% of their outstanding principal amount, together with all accrued and unpaid interest to the date of repurchase.

If the proposed transaction is completed as expected on the terms set forth in the Stock Purchase Agreement, MidOcean will dispose of its entire investment in the Company and the professional services agreement currently in effect between the Company and MidOcean will be terminated.  In addition, certain members of current management of the Company may continue to hold a portion of their investment in Holdings.  The closing of the proposed transaction is subject to the satisfaction or waiver of customary conditions, including obtaining any required third party consents and regulatory approvals (including any applicable merger control approval and the expiration or early termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and is expected to take place in the third quarter of 2007.

The foregoing summary of certain material terms of the Stock Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to all provisions of the Stock Purchase Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01(d) Exhibits

1.             Stock Purchase Agreement dated as of August 23, 2007, among Palace Holdings Group, LLC, Palace Entertainment Holdings, Inc. and Centaur Holdings United States, Inc.

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS AND RISK FACTORS

(Safe-Harbor Statement Under the Private Securities Litigation Reform Act of 1995)

This quarterly report on Form 10-Q contains forward-looking statements. Forward-looking statements are statements that are not historical facts, including statements about our beliefs and expectations or any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements include, but are not limited to, statements generally preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” “project,” “targets,” “likely,” “would,” “could” or similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, strategies, contingencies, financing plans, working capital needs, sources of liquidity, capital expenditures, amounts and timing of expenditures and contemplated transactions.

Forward-looking statements reflect our current expectations and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our water parks and family entertainment centers, expected pricing levels, the timing and cost of planned capital expenditures, the estimated operational costs for each of our water parks and family entertainment centers, expected outcomes of pending litigation, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors may relate to, among other things:

•                  adverse weather conditions and other natural phenomena;

•                  seasonal operations of water parks;

•                  risk of in-park accidents and health risks;

•                  changes in consumer preferences;

•                  reductions in consumer disposable income;

•                  our ability to compete successfully with other amusement parks and other entertainment providers;

•                  governmental and environmental requirements and changes in those requirements;

•                  increases in general liability and workers compensation claims;

•                  discontinuation of our leases pursuant to termination or default provisions;

•                  acquisition and retention of key personnel;

•                  our level of indebtedness; and

•                  restrictions contained in our debt agreements.

You should not place undue reliance on any forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties that may cause actual results to differ materially from trends, plans or expectations set forth in the forward-looking statements which, as a result, may adversely affect the value of, and our ability to make payments on, our 10 7/8% Senior Notes due 2014. These risks and uncertainties may include those discussed in Part I, Item 2 and Part II, Item 1A of this report. New risks can emerge from time to time. It is not possible for us to assess all of these risks, nor can we assess the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in the forward-looking statements. Given such risks and uncertainties, we urge you to read this report completely with the understanding that actual future results may be materially different from what we plan or expect.  The Company will not update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Alexander Weber, Jr.
By: Alexander Weber, Jr.
Its: Chief Executive Officer and President
(Principal Executive Officer)
Dated: August 23, 2007

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Todd R. Wulffson
By: Todd R. Wulffson
Its: General Counsel and Secretary

Dated: August 23, 2007